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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 28, 2001
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                                    SPSS INC.
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              (Exact Name of Registrant as Specified in Its Charter

           Delaware                  000-22194                   36-2815480
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(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation                       File Number)             Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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         ITEM 5:  OTHER EVENTS.

         Siebel Systems, Inc., a Delaware corporation, has made a $5 million equity investment in SPSS Inc., a Delaware corporation, pursuant to the terms of a Stock Purchase Agreement, dated as of September 28, 2001, by and between the parties (the "Purchase Agreement"). SPSS has filed a registration statement on Form S-3 registering Siebel's resale of the shares of SPSS common stock issued to Siebel as required by the Purchase Agreement.

         SPSS has evolved from a statistical software company to one providing a broad range of data mining and other sophisticated data analytical technology and services. SPSS and its products and solutions enable organizations to effectively manage the future through their use of predictive analytic techniques.

         SPSS joined the Siebel Alliance Program as a Strategic Software Partner in July 2001. As part of the alliance, SPSS is pursuing further integration and validation of its analytical solutions and products with Siebel eBusiness Applications to support enhanced customer segmentation and more effective targeting in marketing campaigns, either offline or in real-time environments such as call centers and Web sites.

         In a related activity, SPSS is forming an SPSS Industry Advisory Board. The group, comprised of thought leaders from strategic partners and key SPSS customers, will offer guidance to SPSS's technology development and marketing initiatives.

         The Advisory Board and SPSS - Siebel Systems alliance is part of an overall initiative by SPSS management to actively engage in standard-setting efforts and participate in a wide variety of user groups and industry forums to facilitate joint product identification and development efforts. The company believes that its integrated approach to product identification and development will provide additional value to customers as well as continue to reduce research and development costs and time to market of high quality products.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

         10.31   Stock Purchase Agreement,
                 dated as of September 28, 2001, by and between SPSS Inc. and Siebel Systems, Inc.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS INC.

                                    By:   /s/ Robert Brinkmann
                                      -----------------------------------------
                                            Robert Brinkmann,
                                            Assistant Secretary and Controller
Dated:  October 12, 2001





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